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EXHIBIT 10.14

ARTICLES OF MERGER

    These ARTICLES OF MERGER (the "Articles") are delivered to the Nevada Secretary of State by the undersigned Constituent Entities for filing under Nevada Revised Statutes §92A.200. Defined terms not otherwise defined herein shall have the meaning set forth in Chapter 92A of the Nevada Revised Statutes.

    1.  The name and place of organization, governing law and type of entity of each constituent entity (a "Constituent Entity" or collectively as "Constituent Entities") of the merger (the "Merger") are as follows:

A.	Tamarack Partners, LLC (the "Disappearing Constituent Entity")
	Place of Organization:	Nevada
	Governing Law:	Nevada
	Type of Entity	Limited Liability Company
2.	Tamarack Crossing, LLC (the "Surviving Constituent Entity")
	Place of Organization:	Nevada
	Governing Law:	Nevada
	Type of Entity	Limited Liability Company

    2.  A plan of merger (the "Plan of Merger") has been adopted by and among each Constituent Entity to effect the merger on June 1, 2001, or the date these Articles are filed with the Office of the Nevada Secretary of State, if earlier, ("Effective Date").

    3.  Pursuant to the Plan of Merger, the Disappearing Constituent Entity is merged with and into the Surviving Constituent Entity which will continue its existence on the Effective Date. Each ownership percentage of the Disappearing Constituent Entity which is issued and outstanding as of the Effective Date shall be converted into and become an equivalent ownership interest of the Surviving Constituent Entity.

    4.  The Plan of Merger was approved by unanimous consent of all of the members who are all of the owners of each of the Constituent Entities.

    5.  On the Effective Date, the articles of organization of the Surviving Constituent Entity on file with the Nevada Secretary of State shall continue and remain the articles of organization of the Surviving Constituent entity, and the articles of organization of the Disappearing Constituent Entity shall be of no further force or effect.

    6.  The complete executed Agreement and Plan of Merger is on file at the registered office of the Surviving Constituent Entity located at 241 Ridge Street, 4th Floor, Reno, Nevada 89501.

    IN WITNESS WHEREOF, these Articles of Merger have been executed on this      day of May, 2001.

The "Disappearing Constituent Entity" Tamarack Partners, LLC, a Nevada limited liability company	The "Surviving Constituent Entity" Tamarack Crossing, LLC, a Nevada limited liability company

Manager(s):	Manager(s):

/s/ Robert J. Sullivan Robert J. Sullivan	/s/ Robert E. Armstrong Robert E. Armstrong

/s/ Robert E. Armstrong Robert E. Armstrong	/s/ Donald L. Carano Donald L. Carano

/s/ Donald L. Carano Donald L. Carano	/s/ Patrick C. Sullivan Patrick C. Sullivan

/s/ Patrick C. Sullivan Patrick C. Sullivan

Eldorado Resorts, LLC, a Nevada limited liability company	Eldorado Resorts, LLC, a Nevada limited liability company

Recreational Enterprises, Inc., a Nevada corporation

By: /s/ Donald L. Carano
Its: President

Recreational Enterprises, Inc., a Nevada corporation	The Robert and Nana Sullivan Family Trust (u/d/t: December 30, 1997)

By: /s/ Donald L. Carano
Its: President
/s/ Robert J. Sullivan Robert J. Sullivan

/s/ Nana G. Sullivan Nana G. Sullivan

STATE OF NEVADA	) : ss.
COUNTY OF WASHOE )

On this 15th day of May, 2001, Robert E. Armstrong, personally appeared before me, a notary public, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

/s/ Jean Griffith NOTARY PUBLIC

STATE OF NEVADA	) : ss.
COUNTY OF WASHOE )

On this 31st day of May, 2001, Donald L. Carano, personally appeared before me, a notary public, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

/s/ Karen C. Biggs NOTARY PUBLIC

STATE OF NEVADA	) : ss.
COUNTY OF WASHOE )

On this 16th day of May, 2001, Patrick C. Sullivan, personally appeared before me, a notary public, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

/s/ Jean Griffith NOTARY PUBLIC

STATE OF NEVADA	) : ss.
COUNTY OF WASHOE )

On this 25th day of May, 2001, Robert J. Sullivan, Trustee of The Robert and Nana Sullivan Family Trust (u/d/t: December 30, 1997), personally appeared before me, a notary public, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

/s/ Jean Griffith NOTARY PUBLIC

STATE OF NEVADA	) : ss.
COUNTY OF WASHOE )

On this 31st day of May, 2001, Donald L. Carano, its President of Recreational Enterprises, Inc., a Nevada corporation, a Member of Eldorado Resorts, LLC, a Nevada limited liability company personally appeared before me, a notary public, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument.

/s/ Karen C. Biggs NOTARY PUBLIC

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ARTICLES OF MERGER